SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) January 14, 2002


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                         0-16014                    23-2417713
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5. Other Events and Regulation FD Disclosure

In a press release dated January 14, 2002, Adelphia Communications Corporation announced that its distribution (the "Spin-off") to its common stockholders of all of the shares of common stock of Adelphia Business Solutions, Inc. (Nasdaq:
ABIZ)("ABIZ") owned by Adelphia had been completed. After 5:00 p.m. on January 11, 2002 (the payment date), each holder of Adelphia Class A and Class B common stock of record as of 5:00 p.m. Eastern time on January 8, 2002 (the record date) received 0.498096194 of a share of ABIZ common stock per share of Adelphia common stock. Holders of Adelphia Class A common stock received Class A common stock of ABIZ in the Spin-off. Holders of Adelphia Class B common stock received Class B common stock of ABIZ in the Spin-off. A copy of the press release dated January 14, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.



Item 7.  Financial Statements and Exhibits

Exhibit No.                            Description


99.01             Press Release dated January 14, 2002 (Filed Herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15,  2002               ADELPHIA COMMUNICATIONS CORPORATION
                                                   (Registrant)

                                      By:   /s/ Timothy J. Rigas
                                      ----------------------------------------
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                            Description


99.01             Press Release dated January 14, 2002 (Filed Herewith).